UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2021

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael,	California	94903
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Autodesk, Inc. (“Autodesk” or the “Company”) held its 2021 Annual Meeting of Stockholders (“Annual Meeting”) on June 16, 2021. At its Annual Meeting, the Company elected the following ten individuals to its Board of Directors (the "Board"). Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non-Votes*
Andrew Anagnost	182,297,748	184,287	295,589	12,570,498
Karen Blasing	181,881,270	595,886	300,468	12,570,498
Reid French	181,951,703	509,337	316,584	12,570,498
Dr. Ayanna Howard	182,296,990	168,445	312,189	12,570,498
Blake Irving	181,944,574	514,096	318,954	12,570,498
Mary T. McDowell	178,711,520	3,748,238	317,866	12,570,498
Stephen Milligan	181,405,681	1,047,296	324,647	12,570,498
Lorrie M. Norrington	173,389,934	9,070,886	316,804	12,570,498
Betsy Rafael	179,469,781	2,994,500	313,343	12,570,498
Stacy J. Smith	180,360,669	2,099,455	317,500	12,570,498
___________________
*    Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022.	184,670,558	10,399,458	278,106	NA
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.*	170,846,864	11,597,329	333,431	12,570,498
___________________
*    Broker non-votes do not affect the outcome of voting on this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:/s/ Pascal W. Di Fronzo
Pascal W. Di Fronzo EVP, Corporate Affairs, Chief Legal Officer and Secretary
Date: June 21, 2021